Enterprise Financial Services Corp 2024 First Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; our ability to recover our investment in loans; fluctuations in the fair value of collateral underlying loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, including risk of recession, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters; terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 1Q24* Capital • Tangible Common Equity/Tangible Assets** 9.01%, compared to 8.96% • Tangible Book Value Per Common Share** $34.21, compared to $33.85 • CET1 Ratio 11.4%, compared to 11.3% • Quarterly common stock dividend of $0.25 per share in first quarter 2024 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $40.4 million, down $4.1 million; EPS $1.05 • Net Interest Income $137.7 million, down $3.0 million; NIM 4.13% • PPNR** $57.4 million, down $18.4 million • Adjusted ROAA** 1.14%, compared to 1.28%; PPNR ROAA** 1.58%, compared to 2.10% • Adjusted ROATCE** 12.53%, compared to 14.98% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 3

Financial Highlights, continued - 1Q24* *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Loans $11.0 billion, up $144.4 million • Loan/Deposit Ratio 90% • Deposits $12.3 billion, up $77.3 million • Noninterest-bearing Deposits/Total Deposits 31% Asset Quality • Nonperforming Loans/Loans 0.32% • Nonperforming Assets/Assets 0.30% • Allowance Coverage Ratio 1.23%; 1.34% adjusted for guaranteed loans** • Net Charge-offs $5.9 million 4

Areas of Focus Organic Loan and Deposit Growth • Continue Funding Loan Growth with Customer Deposits • Build Franchise Value by Expanding Existing and Acquiring New Relationships Disciplined Loan and Deposit Pricing Focused Credit Underwriting and Monitoring Focus on Long-term Earnings Trajectory Core System Conversion 5

$10,012 $10,513 $10,617 $10,884 $11,028 1Q23 2Q23 3Q23 4Q23 1Q24 In Millions 10% Total Loan Grow th Loan Trends 6

Loan Details 1Q24 4Q23 1Q23 Qtr Change LTM Change C&I $ 2,264 $ 2,186 $ 2,006 $ 78 $ 258 CRE Investor Owned 2,281 2,292 2,240 (11) 41 CRE Owner Occupied 1,280 1,262 1,174 18 106 SBA loans* 1,275 1,282 1,316 (7) (41) Sponsor Finance* 865 872 678 (7) 187 Life Insurance Premium Financing* 1,004 956 860 48 144 Tax Credits* 718 735 547 (17) 171 Residential Real Estate 354 360 349 (6) 5 Construction and Land Development 727 670 590 57 137 Other 260 269 252 (9) 8 Total Loans $ 11,028 $ 10,884 $ 10,012 $ 144 $ 1,016 *Specialty loan category. In Millions 7

Loans By Region Specialty Lending $3,503 $3,898 $3,918 1Q23 4Q23 1Q24 In Millions Midwest $3,267 $3,338 $3,412 1Q23 4Q23 1Q24 Southwest $1,327 $1,566 $1,605 1Q23 4Q23 1Q24 Note: Excludes “Other” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,663 $1,813 $1,833 1Q23 4Q23 1Q24 8

Deposit Details 1Q24 4Q23 1Q23 Qtr Change LTM Change Noninterest-bearing demand accounts $ 3,805 $ 3,959 $ 4,192 $ (154) $ (387) Interest-bearing demand accounts 2,956 2,950 2,396 6 560 Money market accounts 3,431 3,399 2,960 32 471 Savings accounts 576 595 713 (19) (137) Certificates of deposit: Brokered 659 483 370 176 289 Customer 827 790 524 37 303 Total Deposits $ 12,254 $ 12,176 $ 11,155 $ 78 $ 1,099 Specialty Deposits (included in total deposits)** $ 2,901 $ 2,778 $ 2,431 $ 123 $ 470 In Millions * Total deposits excluding specialty and brokered CDs decreased $221 million from 4Q23 and increased $340 million from 1Q23 ** Note: 1Q23 amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits. * 9

Deposits By Region

ENTERPRISE Financial Services Corp

In Millions

Specialty Deposits**



$2,431
$2,778
$2,901
1Q23
4Q23
1Q24

Midwest(*)**



$5,472
$6,219
$6,206
1Q23
4Q23
1Q24

Southwest



$1,835
$1,828
$1,886
1Q23
4Q23
1Q24

West*



$1,417
$1,351
$1,261
1Q23
4Q23
1Q24

Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California)
**Includes brokered balances*
*** Note, prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits.*

10

Specialty Deposits

ENTERPRISE Financial Services Corp



26.2%
33.5%
40.3%

- **$2.90 billion - Specialty deposits, representing 24% of total deposits**
- **$2.96 billion - Average specialty deposits for 1Q24**
- **$20.3 million - Related deposit costs in noninterest expense, resulting in an average specialty deposit cost of 2.73%**
- **$126.7 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
- **25 - Number of traditional branches that would support the EFSC specialty deposit portfolio**

Data Source: Deposit data as of June 30th, 2023, per the FDIC Summary of Deposits.



Community Associations

$1.2 billion in deposit accounts specifically designed to serve the needs of community associations.

Property Management

$972 million in deposits. Specializing in the compliance of Property Management Trust Accounts.

Third Party Escrow and Trust Services

$761 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.



In Millions
$1,000
$500
$—
Community Assoc
Property Mgmt
Third-Party Escrow and Trust Services
1Q23
2Q23
3Q23
4Q23
1Q24

11

Core Funding Mix

ENTERPRISE Financial Services Corp

In Millions

1Q24

Commercial	Business Banking	Consumer	Specialty
$4,315	$1,358	$2,769	$2,901



31%
32%
34%
19%
3%
41%
32%
7%
1%
22%
32%
18%
20%
36%
56%
7%
DDA
NOW
MMA
SAV
CD 1 yr or less
CD > 1 yr

Net New/Closed Deposit Accounts

	COMMERCIAL	BUSINESS BANKING	CONSUMER	SPECIALTY
Total net average balance (*$ in thousands*)				
1Q24	$ 81,742	$ 16,921	$ 3,986	$ 142,484
4Q23	$ 85,358	$ 18,529	$ 26,556	$ 214,189
3Q23	$ 51,792	$ 35,842	$ 27,182	$ 228,800
2Q23	$ 52,313	$ 15,031	$ 687	$ 161,683
Number of accounts				
1Q24	(48)	31	759	2,260
4Q23	84	(77)	842	1,452
3Q23	96	(23)	996	1,229
2Q23	(54)	(110)	482	1,792

Total Portfolio Average Account Size & Cost of Funds

Average account size (*$ in thousands*)				
1Q24	$ 273	$ 69	$ 24	$ 120
Cost of funds				
1Q24[1]	2.53 %	1.42 %	1.60 %	1.25 %

Overview

- Estimated uninsured deposits of $3.5 billion, or 29% of total deposits[2]
- ~80% of commercial deposits utilize Treasury Management services
- ~90% of checking and savings accounts utilize online banking services
- ~60% of commercial deposits have a lending relationship
- ~156% of on- and off-balance sheet liquidity to estimated uninsured deposits

[1]*At March 31, 2024*

[2]*Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts.*

Note: Brokered deposits were $0.9 billion at 1Q24

12

Earnings Per Share Trend - 1Q24 $1.16 $(0.34) $0.26 $(0.02) $(0.01) $1.05 4Q23 Operating Revenue Provision for Credit Losses Noninterest Expense Change in Effective Tax Rate 1Q24 Change in EPS 13

$139.5 $140.7 $141.6 $140.7 $137.7 4.71% 4.49% 4.33% 4.23% 4.13% 4.52% 4.99% 5.26% 5.33% 5.33% Net Interest Income Net Interest Margin Avg Fed Funds Rate 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Income Trend In Millions Stable Net Interest Income 14

Net Interest Margin 6.33% 6.64% 6.80% 6.87% 6.87% 3.03% 3.06% 3.11% 3.20% 3.27% 5.69% 5.97% 6.12% 6.20% 6.20% Earning asset yield Securities yield Loan yield 1Q23 2Q23 3Q23 4Q23 1Q24 1.56% 2.26% 2.77% 3.03% 3.14% 0.92% 1.46% 1.84% 2.03% 2.13% 1.72% 2.40% 2.84% 3.09% 3.22% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 1Q23 2Q23 3Q23 4Q23 1Q24 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.23% 0.05% (0.04)% (0.07)% (0.04)% 4.13% 4Q23 Loans Other Earning Asset Mix Funding Mix Cost of Funds 1Q24 Margin Bridge 15

(1) 12 26 106 22 1Q23 2Q23 3Q23 4Q23 1Q24 $275 $501 $104 $267 $144 42.4% 44.6% 41.0% 42.0% 44.4% Organic Loans Avg Line Draw % 1Q23 2Q23 3Q23 4Q23 1Q24 1Q24 4Q23 1Q23 NPLs/Loans 0.32% 0.40% 0.12 % NPAs/Assets 0.30% 0.34% 0.09 % ACL/NPLs 380.2% 308.2% 1155.2 % ACL/Loans** 1.34% 1.35% 1.53 % Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses* $4.2 $6.3 $8.0 $18.1 $5.8 1Q23 2Q23 3Q23 4Q23 1Q24 In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. Credit Trends 16

$134.8 $6.6 $(5.9) $135.5 ACL 4Q23 Portfolio Changes Net Charge-offs ACL 1Q24 Allowance for Credit Losses for Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 1Q24 In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 4,766 $ 59 1.24 % Commercial real estate 4,805 56 1.17 % Construction real estate 821 10 1.22 % Residential real estate 367 7 1.91 % Other 269 4 1.49 % Total $ 11,028 $ 136 1.23 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $22.7 million, $5.7 million, and $9.1 million, respectively. Total ACL percentage of loans excluding government guaranteed loans was 1.34%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 17

Noninterest Income Trend Other Noninterest Income DetailNoninterest Income In Millions $16.9 $14.3 $12.1 $25.5 $12.2 $6.1 $5.1 $5.4 $6.3 $5.0 $1.9 $0.4 $(2.7) $9.7 $(2.2) $4.1 $3.9 $4.2 $4.3 $4.4 $2.3 $2.4 $2.6 $2.7 $2.4 $2.5 $2.5 $2.6 $2.5 $2.6 10.8% 9.2% 7.9% 15.3% 8.1% Other Tax Credit Income Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 1Q23 2Q23 3Q23 4Q23 1Q24 $6.1 $5.1 $5.4 $6.3 $5.0 $1.7 $1.2 $1.8 $2.3 $1.6 $0.5 $0.4 $0.7 $0.8 $0.3 $0.8 $0.8 $0.8 $1.3 $0.9 $0.3 $0.2 $0.1 $0.2 $0.6 $2.1 $0.3 $1.0 $0.6 $1.7 $0.4 $0.2 $0.7 $0.2 $0.5 $1.5 $1.4 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on SBA loan sales 1Q23 2Q23 3Q23 4Q23 1Q24 18

Noninterest Expense Trend Other Noninterest Expense DetailNoninterest Expense In Millions $81.0 $86.0 $88.6 $92.6 $93.5 $21.7 $23.4 $22.7 $24.6 $23.0 $12.7 $17.0 $21.0 $21.6 $20.3 $2.4 $0.6 $4.1 $4.0 $4.2 $4.3 $4.3 $42.5 $41.6 $40.7 $39.7 $45.3 50.5% 54.0% 56.2% 53.1% 60.2% Other Deposit costs FDIC special assessment Occupancy Employee compensation and benefits Core efficiency ratio* 1Q23 2Q23 3Q23 4Q23 1Q24 $21.7 $23.4 $22.7 $24.6 $23.0 $10.7 $12.5 $11.4 $13.0 $11.2 $3.7 $3.7 $3.8 $4.0 $4.3 $1.6 $1.6 $1.4 $1.1 $1.4 $2.6 $2.6 $2.9 $2.7 $3.0 $1.9 $1.9 $2.1 $2.7 $2.1$1.2 $1.1 $1.1 $1.1 $1.0 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 1Q23 2Q23 3Q23 4Q23 1Q24 19

Capital Tangible Common Equity/Tangible Assets 8.81% 8.65% 8.51% 8.96% 9.01% Tangible Common Equity/Tangible Assets* 1Q23 2Q23 3Q23 4Q23 1Q24 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.3% 14.1% 14.1% 14.2% 14.3% 6.5% 11.2% 11.1% 11.2% 11.3% 11.4% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 1Q23 2Q23 3Q23 4Q23 1Q24 8.0% 12.6% 12.5% 12.6% 12.7% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $30.55 $31.23 $31.06 $33.85 $34.21 $0.25 $0.25 $0.25 $0.25 $0.25 TBV/Share* Dividends per Share 1Q23 2Q23 3Q23 4Q23 1Q24 12.8% ** 20

Appendix

Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 12% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 32% Corporate debt securities 6% U.S. Treasury bills 8% TOTAL $2.4 billion • Effective duration of 5.7 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $341.1 million • 3.27% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 1Q23 2Q23 3Q23 4Q23 1Q24 $— $600 $1,200 $1,800 $(320) $(160) $— $160 In Millions $101.3 $74.6 $53.9 $144.6 $69.8 4.79% 5.07% 5.60% 5.36% 5.21% Principal Cost Yield (TEQ) 1Q23 2Q23 3Q23 4Q23 1Q24 Investment Purchase Yield In Millions Investment Portfolio 22

EFSC Borrowing Capacity $4.3 $4.4 $5.2 $0.9 $1.0 $1.3 $2.5 $2.5 $2.6 $0.1 $0.1 $0.1$0.8 $0.8 $1.1 36% 37% 42% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 3Q23 4Q23 1Q24 In Billions End of Period and Average Loans to Deposits 90% 91% 89% 89% 90%90% 90% 88% 88% 90% End of period Loans/Deposits Avg Loans/Avg Deposits 1Q23 2Q23 3Q23 4Q23 1Q24 • $1.3 billion available FHLB capacity • $2.6 billion available FRB capacity • $120.0 million in six federal funds lines • $1.1 billion unpledged investment securities • $369.4 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 16% • FHLB maximum credit capacity is 45% of assets $0.3 $0.3 $0.3 $0.2 $0.2 $0.3 $0.6 $0.9 $1.2 $1.4 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* In Billions Strong Liquidity Profile *Trailing 12 months ending March 31 of each year Liquidity 23

Office CRE (Non-owner Occupied) Total $492.2 Million Midwest 48.9% Southwest 27.8% West 18.2% Specialty 5.1% Office CRE Loans by Location Real Estate/ Rental/Leasing 86.2% Health Care and Social Assistance 3.7% Other 10.1% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.45 11 $ 161.5 $ 14.7 $5-10 Million 5.00 10 67.5 6.8 $2-5 Million 5.15 46 143.6 3.1 < $2 Million 5.19 211 119.6 0.6 Total 5.19 278 $ 492.2 $ 1.8 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 49% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.48x (2022) • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $11.6 million unfunded commitments • Limited near-term maturity risk: 7.3% to mature in 2024, 92.7% maturing in 2025 and beyond 24

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, ROAA, PPNR return on average assets (“PPNR ROAA”), allowance for coverage ratio adjusted for guaranteed loans, the tangible common equity ratio, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, ROAA, PPNR ROAA, allowance for coverage ratio adjusted for guaranteed loans, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 25

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,731,725	$ 1,716,068	$ 1,611,880	$ 1,618,233	$ 1,592,820
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	11,271	12,318	13,425	14,544	15,680
Tangible common equity	$ 1,283,302	$ 1,266,598	$ 1,161,303	$ 1,166,537	$ 1,139,988
Common shares outstanding	37,515	37,416	37,385	37,359	37,311
Tangible book value per share (non-GAAP)	$ 34.21	$ 33.85	$ 31.06	$ 31.23	$ 30.55
Total assets	$ 14,613,338	$ 14,518,590	$ 14,025,042	$ 13,871,154	$ 13,325,982
Less goodwill	365,164	365,164	$ 365,164	365,164	365,164
Less intangible assets	11,271	12,318	$ 13,425	14,544	15,680
Tangible assets (non-GAAP)	$ 14,236,903	$ 14,141,108	$ 13,646,453	$ 13,491,446	$ 12,945,138
Tangible common equity to tangible assets (non-GAAP)	9.01 %	8.96 %	8.51 %	8.65 %	8.81 %

($ in thousands)	Quarter ended Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
RETURN ON AVERAGE ASSETS					
Net income	$ 40,401	$ 44,529	$ 44,665	$ 49,127	$ 55,738
FDIC special assessment (after tax)	470	1,814	—	—	—
Core conversion expense (after tax)	263	—	—	—	—
Net income adjusted (non-GAAP)	$ 41,134	$ 46,343	$ 44,665	$ 49,127	$ 55,738
Average assets	$ 14,556,119	$ 14,332,804	$ 14,068,860	$ 13,671,985	$ 13,131,195
ROAA	1.12 %	1.23 %	1.26 %	1.44 %	1.72 %
Adjusted ROAA (non-GAAP)	1.14 %	1.28 %	1.26 %	1.44 %	1.72 %

26

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)					
Average shareholder's equity	$ 1,738,698	$ 1,652,882	$ 1,648,605	$ 1,621,337	$ 1,568,451
Less average preferred stock	71,988	71,988	71,988	71,988	71,988
Less average goodwill	365,164	365,164	365,164	365,164	365,164
Less average intangible assets	11,770	12,858	13,967	15,094	16,247
Average tangible common equity	$ 1,289,776	$ 1,202,872	$ 1,197,486	$ 1,169,091	$ 1,115,052
Net income available to common shareholders (GAAP)	$ 39,463	$ 43,592	$ 43,727	$ 48,190	$ 54,800
FDIC special assessment (after tax)	470	1,814	—	—	—
Core conversion expense (after tax)	263	—	—	—	—
Net income available to common shareholders adjusted (non-GAAP)	$ 40,196	$ 45,406	$ 43,727	$ 48,190	$ 54,800
ROATCE (non-GAAP)	12.31 %	14.38 %	14.49 %	16.53 %	19.93 %
Adjusted ROATCE (non-GAAP)	12.53 %	14.98 %	14.49 %	16.53 %	19.93 %

($ in thousands)	Quarter ended Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
CALCULATION OF PRE-PROVISION NET REVENUE					
Net interest income	$ 137,728	$ 140,732	$ 141,639	$ 140,692	$ 139,529
Noninterest income	12,158	25,452	12,085	14,290	16,898
FDIC special assessment	625	2,412	—	—	—
Core conversion expense	350	—	—	—	—
Less gain on sale of investment securities	—	220	—	—	381
Less gain (loss) on sale of other real estate owned	(2)	—	—	97	90
Less noninterest expense	93,501	92,603	88,644	85,956	80,983
PPNR (non-GAAP)	$ 57,362	$ 75,773	$ 65,080	$ 68,929	$ 74,973
Average assets	$ 14,556,119	$ 14,332,804	$ 14,068,860	$ 13,671,985	$ 13,131,195
PPNR ROAA (non-GAAP)	1.58 %	2.10 %	1.84 %	2.02 %	2.32 %

27

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS Loans (GAAP) $ 11,028,492 $ 10,884,118 $ 10,616,820 $ 10,512,623 $ 10,011,918 Less PPP and other guaranteed loans, net 924,633 932,118 950,909 977,287 963,311 Adjusted loans (non-GAAP) $ 10,103,859 $ 9,952,000 $ 9,665,911 $ 9,535,336 $ 9,048,607 Allowance for credit losses $ 135,498 $ 134,771 $ 142,133 $ 141,319 $ 138,295 Allowance for credit losses/loans (GAAP) 1.23% 1.24% 1.34% 1.34% 1.38 % Allowance for credit losses/adjusted loans (non-GAAP) 1.34% 1.35% 1.47% 1.48% 1.53% 28